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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 29, 1996

                              MEDAPHIS CORPORATION
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                       000-19480                     58-1651222
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
         incorporation)                                                   Number)

2700 CUMBERLAND PARKWAY
SUITE 300
ATLANTA, GEORGIA
(Address of principal executive         30339
  offices)                           (Zip Code)
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     Registrant's telephone number, including area code: (770) 444-5300

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 5

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ITEM 5.  OTHER EVENTS.

     Effective June 29, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired Health Data Sciences Corporation, a Delaware corporation ("HDS"), in a merger transaction (the "HDS Merger") pursuant to the terms of the HDS Merger Agreement (the "HDS Merger Agreement"), dated as of May 23, 1996, by and among Medaphis, HDS and HDSSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis ("HDSSub"). In the HDS Merger, HDSSub merged with and into HDS with HDS surviving such HDS Merger as a wholly owned subsidiary of Medaphis.

     The HDS Merger has been accounted for as a pooling of interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The restated supplemental consolidated financial statements for Medaphis have been prepared to give retroactive effect to the HDS Merger on June 29, 1996 and appear herein as Exhibit 99.1.

     The Company has restated its financial statements for the three months and year ended December 31, 1995 and as of March 31, 1996 and June 30, 1996. The restatement results primarily from a software licensing agreement entered into by a European joint venture formed by Imonics Corporation ("Imonics") (the "Joint Venture") in December 1995 for which the Company recognized associated license fee revenue in 1995. Subsequent to the issuance of the Company's 1995 consolidated financial statements, management discovered unauthorized correspondence made by an Imonics employee which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

     The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Medaphis after financial statements covering the date of consummation of the business combination are issued.

     In addition, the Selected Supplemental Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis and Supplemental Quarterly Consolidated Statements of Income (Loss) have been prepared to give retroactive effect to the HDS Merger and restatement and appear herein as Exhibits 99.2, 99.3 and 99.4, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

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
 23.1    -- Consent of Deloitte & Touche LLP.
 99.1    -- Supplemental Consolidated Financial Statements of Medaphis Corporation (As
            Restated), as described in Item 5 of this Form 8-K/A.
 99.2    -- Supplemental Consolidated Financial Data of Medaphis Corporation (As Restated), as
            described in Item 5 of this Form 8-K/A.
 99.3    -- Management's Discussion and Analysis of Financial Condition and Results of
            Operations of Medaphis Corporation, as described in Item 5 of this Form 8-K/A.
 99.4    -- Supplemental Quarterly Consolidated Statements of Operations (As Restated), as
            described in Item 5 of this Form 8-K/A.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDAPHIS CORPORATION

                                          By:      /s/  MICHAEL R. COTE
                                            ------------------------------------
                                                      Michael R. Cote
                                             Senior Vice President -- Finance,
                                                 Chief Financial Officer and
                                                     Assistant Secretary

Date:  November 14, 1996

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                               INDEX TO EXHIBITS

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EXHIBIT                                                                                 PAGE
NUMBER                                DESCRIPTION OF EXHIBITS                          NUMBER
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
 23.1     -- Consent of Deloitte & Touche LLP.
 99.1     -- Supplemental Consolidated Financial Statements of Medaphis Corporation
             (As Restated), as described in Item 5 of this Form 8-K/A.
 99.2     -- Selected Supplemental Consolidated Financial Data of Medaphis Corporation
             (As Restated), as described in Item 5 of this Form 8-K/A.
 99.3     -- Management's Discussion and Analysis of Financial Condition and Results
             of Operations of Medaphis Corporation, as described in Item 5 of this
             Form 8-K/A.
 99.4     -- Supplemental Quarterly Consolidated Statements of Income (Loss) (As
             Restated), as described in Item 5 of this Form 8-K/A.
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